Exhibit 99.2

CITIGROUP FINANCIAL SUMMARY

(In millions of dollars, except per share amounts and as otherwise noted)

						1Q24 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2023	2023	2023	2023	2024	4Q23	1Q23

Total revenues, net of interest expense(1)(2)	$21,447	$19,436	$20,139	$17,440	$21,104	21%	(2%)
Total operating expenses(3)(4)(5)	13,289	13,570	13,511	15,996	14,195	(11%)	7%
Net credit losses (NCLs)	1,302	1,504	1,637	1,994	2,303	15%	77%
Credit reserve build (release) for loans	435	257	179	478	119	(75%)	(73%)
Provision / (release) for unfunded lending commitments	(194)	(96)	(54)	(81)	(98)	(21%)	49%
Provisions for benefits and claims, other assets and HTM debt securities	432	159	78	1,156	41	(96%)	(91%)
Provisions for credit losses and for benefits and claims	1,975	1,824	1,840	3,547	2,365	(33%)	20%
Income (loss) from continuing operations before income taxes	6,183	4,042	4,788	(2,103)	4,544	NM	(27%)
Income taxes (benefits)	1,531	1,090	1,203	(296)	1,136	NM	(26%)
Income (loss) from continuing operations	4,652	2,952	3,585	(1,807)	3,408	NM	(27%)
Income (loss) from discontinued operations, net of taxes	(1)	(1)	2	(1)	(1)	-	-
Net income (loss) before noncontrolling interests	4,651	2,951	3,587	(1,808)	3,407	NM	(27%)
Net income (loss) attributable to noncontrolling interests	45	36	41	31	36	16%	(20%)
Citigroup's net income (loss)	$4,606	$2,915	$3,546	$(1,839)	$3,371	NM	(27%)

Diluted earnings per share:
Income (loss) from continuing operations	$2.19	$1.33	$1.63	$(1.16)	$1.58	NM	(28%)
Citigroup's net income (loss)	$2.19	$1.33	$1.63	$(1.16)	$1.58	NM	(28%)

Preferred dividends	$277	$288	$333	$300	$279	(7%)	1%

Income allocated to unrestricted common shareholders - basic
Income (loss) from continuing operations	$4,296	$2,595	$3,158	$(2,217)	$3,048	NM	(29%)
Citigroup's net income (loss)	4,295	2,594	3,160	(2,218)	3,047	NM	(29%)

Income allocated to unrestricted common shareholders - diluted
Income (loss) from continuing operations	$4,307	$2,610	$3,174	$(2,217)	$3,063	NM	(29%)
Citigroup's net income (loss)	4,306	2,609	3,176	(2,218)	3,062	NM	(29%)

Shares (in millions):
Average basic	1,943.5	1,942.8	1,924.4	1,909.7	1,910.4	-	(2%)
Average diluted	1,964.1	1,968.6	1,951.7	1,909.7	1,943.2	2%	(1%)
Common shares outstanding, at period end	1,946.8	1,925.7	1,913.9	1,903.1	1,907.4	-	(2%)

Regulatory capital ratios and performance metrics:
Common Equity Tier 1 (CET1) Capital ratio(6)(7)(8)	13.44%	13.37%	13.59%	13.37%	13.5%
Tier 1 Capital ratio(6)(7)(8)	15.31%	15.24%	15.40%	15.02%	15.1%
Total Capital ratio(6)(7)(8)	15.40%	15.84%	15.78%	15.13%	15.2%
Supplementary Leverage ratio (SLR)(6)(8)(9)	5.96%	5.97%	6.04%	5.82%	5.8%
Return on average assets	0.76%	0.47%	0.58%	(0.30%)	0.55%
Return on average common equity	9.5%	5.6%	6.7%	(4.5%)	6.6%
Average tangible common equity (TCE) (in billions of dollars)	$161.1	$164.1	$165.3	$165.2	$164.7	-	2%
Return on average tangible common equity (RoTCE)(10)	10.9%	6.4%	7.7%	(5.1%)	7.6%	NM	(330) bps
Efficiency ratio (total operating expenses/total revenues, net)	62.0%	69.8%	67.1%	91.7%	67.3%	NM	530 bps

Balance sheet data (in billions of dollars, except per share amounts):
Total assets	$2,455.1	$2,423.7	$2,368.5	$2,411.8	$2,432.5	1%	(1%)
Total average assets	2,462.2	2,465.6	2,413.8	2,427.3	2,450.3	1%	-
Total loans	652.0	660.6	666.3	689.4	674.6	(2%)	3%
Total deposits	1,330.5	1,319.9	1,273.5	1,308.7	1,307.2	-	(2%)
Citigroup's stockholders' equity	208.3	208.7	209.5	205.5	206.6	1%	(1%)
Book value per share	96.59	97.87	99.28	98.71	99.08	-	3%
Tangible book value per share	84.21	85.34	86.90	86.19	86.67	1%	3%

Direct staff (in thousands)	240	240	240	239	237	(1%)	(1%)

(1)	See footnote 2 on page 14.
(2)	See footnote 4 on page 14.
(3)	See footnote 3 on page 14.
(4)	See footnote 5 on page 14.
(5)	See footnote 6 on page 14.
(6)	1Q24 is preliminary.
(7)	Citi's binding CET1 Capital and Tier 1 Capital ratios were derived under the Basel III Standardized Approach, whereas Citi's binding Total Capital ratios were derived under the Basel III Advanced Approaches framework for all periods presented. For the composition of Citi's CET1 Capital and ratio, see page 22.
(8)	Citi's regulatory capital ratios and components reflect certain deferrals based on the modified regulatory capital transition provision related to the Current Expected Credit Losses (CECL) standard. For additional information, see "Capital Resources-Regulatory Capital Treatment-Modified Transition of the Current Expected Credit Losses Methodology" in Citigroup's 2023 Annual Report on Form 10-K.
(9)	For the composition of Citi's SLR, see page 22.
(10)	TCE and RoTCE are non - GAAP financial measures. See page 22 for a reconciliation of Citi's average TCE to Citi's total average stockholders' equity.

Note: Ratios and variance percentages are calculated based on the displayed amounts.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME

(In millions of dollars)

						1Q24 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2023	2023	2023	2023	2024	4Q23	1Q23

Revenues
Interest income	$29,395	$32,647	$34,837	$36,379	$36,223	-	23%
Interest expense	16,047	18,747	21,009	22,555	22,716	1%	42%
Net interest income (NII)	13,348	13,900	13,828	13,824	13,507	(2%)	1%

Commissions and fees	2,366	2,132	2,195	2,212	2,724	23%	15%
Principal transactions	3,939	2,528	3,008	1,473	3,274	NM	(17%)
Administrative and other fiduciary fees	896	989	971	925	1,037	12%	16%
Realized gains (losses) on sales of investments, net	72	49	30	37	115	NM	60%
Impairment losses on investments	(86)	(71)	(70)	(96)	(30)	69%	65%
Provision for credit losses on AFS debt securities(1)	(1)	1	(1)	(3)	-	100%	100%
Other revenue (loss)	913	(92)	178	(932)	477	NM	(48%)
Total non-interest revenues (NIR)	8,099	5,536	6,311	3,616	7,597	NM	(6%)
Total revenues, net of interest expense	21,447	19,436	20,139	17,440	21,104	21%	(2%)

Provisions for credit losses and for benefits and claims
Net credit losses	1,302	1,504	1,637	1,994	2,303	15%	77%
Credit reserve build / (release) for loans	435	257	179	478	119	(75%)	(73%)
Provision for credit losses on loans	1,737	1,761	1,816	2,472	2,422	(2%)	39%
Provision for credit losses on held-to-maturity (HTM) debt securities	(17)	(4)	(3)	-	10	NM	NM
Provision for credit losses on other assets	425	149	56	1,132	4	(100%)	(99%)
Policyholder benefits and claims	24	14	25	24	27	13%	13%
Provision for credit losses on unfunded lending commitments	(194)	(96)	(54)	(81)	(98)	(21%)	49%
Total provisions for credit losses and for benefits and claims(2)	1,975	1,824	1,840	3,547	2,365	(33%)	20%

Operating expenses
Compensation and benefits	7,538	7,388	7,424	6,882	7,673	11%	2%
Premises and equipment	598	595	620	695	585	(16%)	(2%)
Technology / communication	2,127	2,309	2,256	2,414	2,246	(7%)	6%
Advertising and marketing	331	361	324	377	228	(40%)	(31%)
Restructuring	N/A	N/A	N/A	781	225	NM	NM
Other operating	2,695	2,917	2,887	4,847	3,238	(33%)	20%
Total operating expenses	13,289	13,570	13,511	15,996	14,195	(11%)	7%

Income (loss) from continuing operations before income taxes	6,183	4,042	4,788	(2,103)	4,544	NM	(27%)
Provision (benefit) for income taxes	1,531	1,090	1,203	(296)	1,136	NM	(26%)

Income (loss) from continuing operations	4,652	2,952	3,585	(1,807)	3,408	NM	(27%)
Discontinued operations
Income (loss) from discontinued operations	(1)	(1)	2	(1)	(1)	-	-
Provision (benefit) for income taxes	-	-	-	-	-	-	-
Income (loss) from discontinued operations, net of taxes	(1)	(1)	2	(1)	(1)	-	-

Net income (loss) before attribution to noncontrolling interests	4,651	2,951	3,587	(1,808)	3,407	NM	(27%)
Noncontrolling interests	45	36	41	31	36	16%	(20%)

Citigroup's net income (loss)	$4,606	$2,915	$3,546	$(1,839)	$3,371	NM	(27%)

(1)	This presentation is in accordance with ASC 326, which requires the provision for credit losses on AFS debt securities to be included in revenue.
(2)	This total excludes the provision for credit losses on AFS debt securities, which is disclosed separately above.

N/A Not applicable.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET

(In millions of dollars)

						1Q24 Increase/
	March 31,	June 30,	September 30,	December 31,	March 31,	(Decrease) from
	2023	2023	2023	2023	2024(1)	4Q23	1Q23
Assets
Cash and due from banks (including segregated cash and other deposits)	$26,224	$25,763	$26,548	$27,342	$25,174	(8%)	(4%)
Deposits with banks, net of allowance	302,735	271,145	227,439	233,590	247,556	6%	(18%)
Securities borrowed and purchased under resale agreements, net of allowance	384,198	337,103	335,059	345,700	344,264	-	(10%)
Brokerage receivables, net of allowance	55,491	60,850	66,194	53,915	61,314	14%	10%
Trading account assets	383,906	423,189	406,368	411,756	431,468	5%	12%
Investments
Available-for-sale debt securities	240,487	237,334	241,783	256,936	254,898	(1%)	6%
Held-to-maturity debt securities, net of allowance	264,342	262,066	259,456	254,247	252,459	(1%)	(4%)
Equity securities	7,749	7,745	7,759	7,902	7,826	(1%)	1%
Total investments	512,578	507,145	508,998	519,085	515,183	(1%)	1%
Loans
Consumer(2)	363,696	374,591	377,714	389,197	381,759	(2%)	5%
Corporate(3)	288,299	286,021	288,634	300,165	292,819	(2%)	2%
Loans, net of unearned income	651,995	660,612	666,348	689,362	674,578	(2%)	3%
Allowance for credit losses on loans (ACLL)	(17,169)	(17,496)	(17,629)	(18,145)	(18,296)	(1%)	(7%)
Total loans, net	634,826	643,116	648,719	671,217	656,282	(2%)	3%
Goodwill	19,882	19,998	19,829	20,098	20,042	-	1%
Intangible assets (including MSRs)	4,632	4,576	4,540	4,421	4,338	(2%)	(6%)
Premises and equipment, net of depreciation and amortization	27,119	27,818	27,959	28,747	29,188	2%	8%
Other assets, net of allowance	103,522	102,972	96,824	95,963	97,701	2%	(6%)
Total assets	$2,455,113	$2,423,675	$2,368,477	$2,411,834	$2,432,510	1%	(1%)

Liabilities
Non-interest-bearing deposits in U.S. offices	$123,969	$109,844	$104,061	$112,089	$112,535	-	(9%)
Interest-bearing deposits in U.S. offices	587,477	590,700	569,428	576,784	570,259	(1%)	(3%)
Total U.S. deposits	711,446	700,544	673,489	688,873	682,794	(1%)	(4%)
Non-interest-bearing deposits in offices outside the U.S.	90,404	91,899	84,663	88,988	87,936	(1%)	(3%)
Interest-bearing deposits in offices outside the U.S.	528,609	527,424	515,354	530,820	536,433	1%	1%
Total international deposits	619,013	619,323	600,017	619,808	624,369	1%	1%

Total deposits	1,330,459	1,319,867	1,273,506	1,308,681	1,307,163	-	(2%)
Securities loaned and sold under repurchase agreements	257,681	260,035	256,770	278,107	299,387	8%	16%
Brokerage payables	76,708	69,433	75,076	63,539	73,013	15%	(5%)
Trading account liabilities	185,010	170,664	164,624	155,345	156,652	1%	(15%)
Short-term borrowings	40,187	40,430	43,166	37,457	31,910	(15%)	(21%)
Long-term debt	279,684	274,510	275,760	286,619	285,495	-	2%
Other liabilities, plus allowances(4)	76,365	79,314	69,380	75,835	71,492	(6%)	(6%)
Total liabilities	$2,246,094	$2,214,253	$2,158,282	$2,205,583	$2,225,112	1%	(1%)

Equity
Stockholders' equity
Preferred stock	$20,245	$20,245	$19,495	$17,600	$17,600	-	(13%)
Common stock	31	31	31	31	31	-	-
Additional paid-in capital	108,369	108,579	108,757	108,955	108,592	-	-
Retained earnings	198,353	199,976	202,135	198,905	200,956	1%	1%
Treasury stock, at cost	(73,262)	(74,247)	(74,738)	(75,238)	(74,865)	-	(2%)
Accumulated other comprehensive income (loss) (AOCI)	(45,441)	(45,865)	(46,177)	(44,800)	(45,729)	(2%)	(1%)
Total common equity	$188,050	$188,474	$190,008	$187,853	$188,985	1%	-

Total Citigroup stockholders' equity	$208,295	$208,719	$209,503	$205,453	$206,585	1%	(1%)
Noncontrolling interests	724	703	692	798	813	2%	12%
Total equity	209,019	209,422	210,195	206,251	207,398	1%	(1%)
Total liabilities and equity	$2,455,113	$2,423,675	$2,368,477	$2,411,834	$2,432,510	1%	(1%)

(1)	March 31, 2024 is preliminary.
(2)

Consumer loans include loans managed by USPB, Wealth, and All Other—Legacy Franchises (other than Mexico small business and middle-market banking (Mexico SBMM) loans) that are included in Consumer loans.

(3)	Corporate loans include loans managed by Services, Markets, Banking, and All Other—Legacy Franchises—Mexico SBMM that are included in Corporate loans.
(4)	Includes allowance for credit losses for unfunded lending commitments. See page 19.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

OPERATING SEGMENT, REPORTING UNIT, AND COMPONENT DETAILS

(In millions of dollars)

						1Q24 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2023	2023	2023	2023	2024	4Q23	1Q23
Revenues, net of interest expense

Services	$4,394	$4,555	$4,636	$4,517	$4,766	6%	8%
Markets	5,790	4,816	4,771	3,388	5,378	59%	(7%)
Banking	1,151	1,140	1,347	954	1,714	80%	49%
U.S. Personal Banking	4,711	4,619	4,917	4,940	5,178	5%	10%
Wealth	1,766	1,799	1,855	1,671	1,695	1%	(4%)
All Other—managed basis(1)(2)	2,617	2,513	2,217	2,032	2,385	17%	(9%)
Reconciling Items—divestiture-related impacts(3)	1,018	(6)	396	(62)	(12)	81%	NM

Total net revenues—reported	$21,447	$19,436	$20,139	$17,440	$21,104	21%	(2%)

Income (loss) from continuing operations

Services	$1,309	$1,229	$1,355	$806	$1,519	88%	16%
Markets	1,869	1,148	1,061	(143)	1,410	NM	(25%)
Banking	57	46	162	(324)	539	NM	NM
U.S. Personal Banking	402	461	756	201	347	73%	(14%)
Wealth	159	64	118	5	150	NM	(6%)
All Other—managed basis(1)(2)	208	96	(81)	(2,241)	(463)	79%	NM
Reconciling Items—divestiture-related impacts(3)	648	(92)	214	(111)	(94)	15%	NM

Income (loss) from continuing operations—reported	4,652	2,952	3,585	(1,807)	3,408	NM	(27%)

Discontinued operations	(1)	(1)	2	(1)	(1)	-	-

Net income (loss) attributable to noncontrolling interests	45	36	41	31	36	16%	(20%)

Net income (loss)	$4,606	$2,915	$3,546	$(1,839)	$3,371	NM	(27%)

(1)

Includes Legacy Franchises and certain unallocated costs of global staff functions (including finance, risk, human resources, legal, and compliance-related costs), other corporate expenses, and unallocated global operations and technology expenses, and income taxes, as well as Corporate Treasury investment activities and discontinued operations.

(2)

Reflects results on a managed basis, which excludes divestiture-related impacts related to Citi's divestitures of its Asia consumer banking businesses and the planned divestiture of Mexico consumer banking, small business and middle-market banking within Legacy Franchises. See page 14 for additional information.

(3)

Reconciling Items consist of the divestiture-related impacts excluded from All Other on a managed basis. See page 14 for additional information. The Reconciling Items are fully reflected in the various line items in Citi's Consolidated Statement of Income (page 2).

NM Not meaningful.

Reclassified to conform to the current period's presentation.

SERVICES

(In millions of dollars, except as otherwise noted)

						1Q24 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2023	2023	2023	2023	2024	4Q23	1Q23
Net interest income (including dividends)	$3,126	$3,243	$3,440	$3,442	$3,317	(4%)	6%
Fee revenue
Commissions and fees	741	787	782	815	797	(2%)	8%
Fiduciary and administrative and other	604	661	630	606	685	13%	13%
Total fee revenue	1,345	1,448	1,412	1,421	1,482	4%	10%
Principal transactions	226	242	267	271	248	(8%)	10%
All other(1)	(303)	(378)	(483)	(617)	(281)	54%	7%
Total non-interest revenue	1,268	1,312	1,196	1,075	1,449	35%	14%
Total revenues, net of interest expense	4,394	4,555	4,636	4,517	4,766	6%	8%
Total operating expenses	2,409	2,506	2,520	2,596	2,666	3%	11%
Net credit losses (recoveries) on loans	6	13	27	(6)	6	NM	-
Credit reserve build (release) for loans	(72)	(14)	6	127	34	(73%)	NM
Provision (release) for credit losses on unfunded lending commitments	7	(26)	23	(22)	12	NM	71%
Provisions for credit losses for other assets and HTM debt securities	45	250	39	547	12	(98%)	(73%)
Provision for credit losses	(14)	223	95	646	64	(90%)	NM
Income from continuing operations before taxes	1,999	1,826	2,021	1,275	2,036	60%	2%
Income taxes	690	597	666	469	517	10%	(25%)
Income from continuing operations	1,309	1,229	1,355	806	1,519	88%	16%
Noncontrolling interests	13	16	16	21	25	19%	92%
Net income	$1,296	$1,213	$1,339	$785	$1,494	90%	15%
EOP assets (in billions)	$585	$584	$552	$586	$577	(2%)	(1%)
Average assets (in billions)	598	584	566	582	580	-	(3%)
Efficiency ratio	55%	55%	54%	57%	56%	(100) bps	100 bps
Average allocated TCE (in billions)(2)	$23.0	$23.0	$23.0	$23.0	$24.9	8%	8%
RoTCE(2)	22.9%	21.2%	23.1%	13.5%	24.1%	1,060 bps	120 bps

Revenue by component
Net interest income	$2,612	$2,718	$2,868	$2,887	$2,723	(6%)	4%
Non-interest revenue	727	702	645	557	793	42%	9%
Treasury and Trade Solutions (TTS)	3,339	3,420	3,513	3,444	3,516	2%	5%
Net interest income	514	525	572	555	594	7%	16%
Non-interest revenue	541	610	551	518	656	27%	21%
Securities Services	1,055	1,135	1,123	1,073	1,250	16%	18%
Total Services	$4,394	$4,555	$4,636	$4,517	$4,766	6%	8%

Revenue by geography
North America	$1,205	$1,294	$1,333	$1,299	$1,243	(4%)	3%
International	3,189	3,261	3,303	3,218	3,523	9%	10%
Total	$4,394	$4,555	$4,636	$4,517	$4,766	6%	8%

Key drivers(3) (in billions of dollars, except as otherwise noted)
Average loans by reporting unit
TTS	$78	$79	$82	$82	$81	(1%)	4%
Securities Services	1	1	1	1	1	-	-
Total	$79	$80	$83	$83	$82	(1%)	4%

ACLL as a % of EOP loans(4)	0.36%	0.32%	0.33%	0.47%	0.54%	7 bps	18 bps

Average deposits by reporting unit and selected component
TTS	$705	$689	$677	$681	$684	-	(3%)
Securities Services	125	125	120	122	124	2%	(1%)
Total	$830	$814	$797	$803	$808	1%	(3%)

AUC/AUA (in trillions of dollars)(5)(6)	$21.6	$22.3	$21.5	$23.5	$24.0	2%	11%
Cross - border transaction value	$83.0	$87.8	$87.8	$99.4	$90.7	(9%)	9%
U.S. dollar clearing volume (in millions)	38.3	38.8	40.0	40.2	39.6	(1%)	3%
Commercial card spend volumes	$16.0	$17.3	$16.9	$16.6	$16.8	1%	5%

(1)	Services includes revenues earned by Citi that are subject to a revenue sharing arrangement with Banking—Corporate Lending for Investment Banking, Markets, and Services products sold to Corporate Lending clients.
(2)	TCE and RoTCE are non-GAAP financial measures. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE to Citi's total average TCE and Citi's total average stockholders' equity.
(3)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(4)	Excludes loans that are carried at fair value for all periods.
(5)	Reflects prior-period revisions for certain AUC North America accounts.
(6)	Preliminary.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

MARKETS

(In millions of dollars, except as otherwise noted)

						1Q24 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2023	2023	2023	2023	2024	4Q23	1Q23

Net interest income (including dividends)	$1,562	$2,009	$1,700	$1,994	$1,713	(14%)	10%
Fee revenue
Brokerage and fees	385	331	337	328	336	2%	(13%)
Investment banking fees(1)	89	97	103	103	95	(8%)	7%
Other(2)	40	32	32	46	62	35%	55%
Total fee revenue	514	460	472	477	493	3%	(4%)
Principal transactions	3,889	2,518	2,853	1,212	3,178	NM	(18%)
All other(3)	(175)	(171)	(254)	(295)	(6)	98%	97%
Total non-interest revenue	4,228	2,807	3,071	1,394	3,665	NM	(13%)
Total revenues, net of interest expense	5,790	4,816	4,771	3,388	5,378	59%	(7%)
Total operating expenses	3,162	3,337	3,302	3,433	3,380	(2%)	7%
Net credit losses (recoveries) on loans	4	2	(4)	30	78	NM	NM
Credit reserve build (release) for loans	64	(23)	119	41	120	NM	88%
Provision (release) for credit losses on unfunded lending commitments	(4)	(10)	5	12	(1)	NM	75%
Provisions for credit losses for other assets and HTM debt securities	19	12	43	126	3	(98%)	(84%)
Provision for credit losses	83	(19)	163	209	200	(4%)	NM
Income (loss) from continuing operations before taxes	2,545	1,498	1,306	(254)	1,798	NM	(29%)
Income taxes (benefits)	676	350	245	(111)	388	NM	(43%)
Income (loss) from continuing operations	1,869	1,148	1,061	(143)	1,410	NM	(25%)
Noncontrolling interests	21	19	15	12	15	25%	(29%)
Net income (loss)	$1,848	$1,129	$1,046	$(155)	$1,395	NM	(25%)
EOP assets (in billions)	$1,020	$1,016	$1,009	$1,007	$1,037	3%	2%
Average assets (in billions)	1,004	1,041	1,025	1,032	1,048	2%	4%
Efficiency ratio	55%	69%	69%	101%	63%	NM	800 bps
Average allocated TCE (in billions)(4)	$53.1	$53.1	$53.1	$53.1	$54.0	2%	2%
RoTCE(4)	14.1%	8.5%	7.8%	(1.2%)	10.4%	NM	(370) bps

Revenue by component
Fixed Income markets	$4,623	$3,707	$3,829	$2,569	$4,151	62%	(10%)
Equity markets	1,167	1,109	942	819	1,227	50%	5%
Total	$5,790	$4,816	$4,771	$3,388	$5,378	59%	(7%)

Rates and currencies	$3,551	$2,758	$2,748	$1,736	$2,799	61%	(21%)
Spread products / other fixed income	1,072	949	1,081	833	1,352	62%	26%
Total Fixed Income markets revenues	$4,623	$3,707	$3,829	$2,569	$4,151	62%	(10%)

Revenue by geography
North America	$2,062	$1,720	$1,924	$1,249	$2,087	67%	1%
International	3,728	3,096	2,847	2,139	3,291	54%	(12%)
Total	$5,790	$4,816	$4,771	$3,388	$5,378	59%	(7%)

Key drivers(5) (in billions of dollars)
Average loans	$111	$107	$108	$115	$120	4%	8%
NCLs as a % of average loans	0.01%	0.01%	(0.01%)	0.10%	0.26%	16 bps	25 bps
ACLL as a % of EOP loans(6)	0.66%	0.67%	0.77%	0.71%	0.85%	14 bps	19 bps
Average trading account assets	$350	$382	$393	$392	$408	4%	17%
Average deposits	23	23	23	23	24	4%	4%

(1)	Investment banking fees are primarily composed of underwriting, advisory, loan syndication structuring, and other related financing activity.
(2)	Primarily includes other non-brokerage and investment banking fees from customer-driven activities.
(3)

Markets includes revenues earned by Citi that are subject to a revenue sharing arrangement with Banking—Corporate Lending for Investment Banking, Markets, and Services products sold to Corporate Lending clients.

(4)

TCE and RoTCE are non-GAAP financial measures. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE to Citi's total average TCE and Citi's total average stockholders' equity.

(5)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(6)	Excludes loans that are carried at fair value for all periods.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

BANKING

(In millions of dollars, except as otherwise noted)

						1Q24 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2023	2023	2023	2023	2024	4Q23	1Q23

Net interest income (including dividends)	$500	$529	$547	$542	$574	6%	15%
Fee revenue
Investment banking fees(1)	740	573	694	706	977	38%	32%
Other(2)	42	40	40	38	42	11%	-
Total fee revenue	782	613	734	744	1,019	37%	30%
Principal transactions	(335)	(216)	(164)	(223)	(227)	(2%)	32%
All other(3)	204	214	230	(109)	348	NM	71%
Total non-interest revenue	651	611	800	412	1,140	NM	75%
Total revenues, net of interest expense	1,151	1,140	1,347	954	1,714	80%	49%
Total operating expenses	1,236	1,264	1,229	1,165	1,184	2%	(4%)
Net credit losses on loans	12	57	29	71	66	(7%)	NM
Credit reserve build (release) for loans	(50)	(110)	(22)	(163)	(89)	45%	(78%)
Provision (release) for credit losses on unfunded lending commitments	(171)	(56)	(64)	(63)	(96)	(52%)	44%
Provisions for credit losses for other assets and HTM debt securities	86	(39)	1	339	(10)	NM	NM
Provision for credit losses	(123)	(148)	(56)	184	(129)	NM	(5%)
Income (loss) from continuing operations before taxes	38	24	174	(395)	659	NM	NM
Income taxes (benefits)	(19)	(22)	12	(71)	120	NM	NM
Income (loss) from continuing operations	57	46	162	(324)	539	NM	NM
Noncontrolling interests	2	1	1	-	3	NM	50%
Net income (loss)	$55	$45	$161	$(324)	$536	NM	NM
EOP assets (in billions)	$148	$149	$147	$149	$152	2%	3%
Average assets (in billions)	157	156	152	151	155	3%	(1%)
Efficiency ratio	107%	111%	91%	122%	69%	(5,300) bps	(3,800) bps
Average allocated TCE (in billions)(4)	$21.4	$21.4	$21.4	$21.4	$21.8	2%	2%
RoTCE(4)	1.0%	0.8%	3.0%	(6.0%)	9.9%	NM	890 bps

Revenue by component
Total Investment Banking	$667	$494	$685	$664	$903	36%	35%
Corporate Lending—excluding gain/(loss) on loan hedges(3)(5)	683	712	709	421	915	NM	34%
Total Banking revenues (ex-gain/(loss) on loan hedges)(3)(5)	1,350	1,206	1,394	1,085	1,818	68%	35%
Gain/(loss) on loan hedges(3)(5)	(199)	(66)	(47)	(131)	(104)	21%	48%
Total Banking revenues including gain/(loss) on loan hedges(3)(5)	$1,151	$1,140	$1,347	$954	$1,714	80%	49%

Business metrics—investment banking fees
Advisory	$276	$156	$299	$286	$230	(20%)	(17%)
Equity underwriting (Equity Capital Markets (ECM))	109	158	123	110	171	55%	57%
Debt underwriting (Debt Capital Markets (DCM))	355	259	272	310	576	86%	62%
Total	$740	$573	$694	$706	$977	38%	32%

Revenue by geography
North America	$370	$430	$597	$378	$751	99%	NM
International	781	710	750	576	963	67%	23%
Total	$1,151	$1,140	$1,347	$954	$1,714	80%	49%

Key drivers(6) (in billions of dollars)
Average loans	$95	$93	$89	$89	$89	-	(6%)
NCLs as a % of average loans	0.05%	0.25%	0.13%	0.32%	0.30%	(2) bps	25 bps
ACLL as a % of EOP loans(7)	1.84%	1.74%	1.75%	1.59%	1.47%	(12) bps	(37) bps
Average deposits	1	1	1	1	1	-	-

(1)	Investment banking fees are primarily composed of underwriting, advisory, loan syndication structuring, and other related financing activity.
(2)	Primarily includes other non-investment banking fees from customer-driven activities.
(3)

Banking includes revenues earned by Citi that are subject to a revenue sharing arrangement with Banking—Corporate Lending for Investment Banking, Markets, and Services products sold to Corporate Lending clients.

(4)

TCE and RoTCE are non-GAAP financial measures. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE to Citi's total average TCE and Citi's total average stockholders' equity.

(5)

Credit derivatives are used to economically hedge a portion of the corporate loan portfolio that includes both accrual loans and loans at fair value. Gain (loss) on loan hedges includes the mark-to-market on the credit derivatives, partially offset by the mark-to-market on the loans in the portfolio that are at fair value. Hedges on accrual loans reflect the mark-to-market on credit derivatives used to economically hedge the corporate loan accrual portfolio. The fixed premium costs of these hedges are netted against the corporate lending revenues to reflect the cost of credit protection. Citigroup’s results of operations excluding the impact of gain (loss) on loan hedges are non-GAAP financial measures.

(6)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(7)	Excludes loans that are carried at fair value for all periods.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

U.S. PERSONAL BANKING
(In millions of dollars, except as otherwise noted)

						1Q24 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2023	2023	2023	2023	2024	4Q23	1Q23

Net interest income	$4,854	$4,883	$5,175	$5,238	$5,226	-	8%
Fee revenue
Interchange fees	2,277	2,482	2,434	2,481	2,352	(5%)	3%
Card rewards and partner payments	(2,590)	(2,827)	(2,777)	(2,889)	(2,580)	11%	-
Other(1)	104	72	75	98	105	7%	1%
Total fee revenue	(209)	(273)	(268)	(310)	(123)	60%	41%
All other(2)	66	9	10	12	75	NM	14%
Total non-interest revenue	(143)	(264)	(258)	(298)	(48)	84%	66%
Total revenues, net of interest expense	4,711	4,619	4,917	4,940	5,178	5%	10%

Total operating expenses	2,529	2,498	2,481	2,594	2,519	(3%)	-
Net credit losses on loans	1,074	1,218	1,343	1,599	1,864	17%	74%
Credit reserve build (release) for loans	576	303	114	471	337	(28%)	(41%)
Provision (release) for credit losses on unfunded lending commit.	-	1	(1)	1	-	(100%)	-
Provisions for benefits and claims (PBC), and other assets	(1)	3	3	3	3	-	NM
Provisions for credit losses and for PBC	1,649	1,525	1,459	2,074	2,204	6%	34%
Income from continuing operations before taxes	533	596	977	272	455	67%	(15%)
Income taxes	131	135	221	71	108	52%	(18%)
Income from continuing operations	402	461	756	201	347	73%	(14%)
Noncontrolling interests	-	-	-	-	-	-	-
Net income	$402	$461	$756	$201	$347	73%	(14%)
EOP assets (in billions)	$228	$228	$231	$242	$237	(2%)	4%
Average assets (in billions)	231	229	230	232	233	-	1%
Efficiency ratio	54%	54%	50%	53%	49%	(400) bps	(500) bps
Average allocated TCE (in billions)(3)	$21.9	$21.9	$21.9	$21.9	$25.2	15%	15%
RoTCE(3)	7.4%	8.4%	13.7%	3.6%	5.5%	190 bps	(190) bps

Revenue by component
Branded Cards	$2,472	$2,357	$2,539	$2,620	$2,640	1%	7%
Retail Services	1,610	1,643	1,728	1,636	1,900	16%	18%
Retail Banking	629	619	650	684	638	(7%)	1%
Total	$4,711	$4,619	$4,917	$4,940	$5,178	5%	10%

Average loans and deposits(4) (in billions)
Average loans	$184	$189	$196	$202	$204	1%	11%
ACLL as a % of EOP loans(5)	6.62%	6.44%	6.36%	6.28%	6.58%	30 bps	(4) bps
Average deposits	111	113	110	105	100	(5%)	(10%)

(1)	Primarily related to retail banking and credit card-related fees.
(2)	Primarily related to revenue incentives from card networks and partners.
(3)

TCE and RoTCE are non-GAAP financial measures. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE to Citi's total average TCE and Citi's total average stockholders' equity.

(4)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(5)	Excludes loans that are carried at fair value for all periods.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

U.S. PERSONAL BANKING

Metrics

						1Q24 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2023	2023	2023	2023	2024	4Q23	1Q23

U.S. Personal Banking Key Indicators (in billions of dollars, except as otherwise noted)

New account acquisitions (in thousands)
Branded Cards	1,164	1,131	1,146	1,105	1,170	6%	1%
Retail Services	1,976	2,393	2,152	2,617	1,658	(37%)	(16%)
Credit card spend volumes
Branded Cards	$115.9	$126.8	$125.2	$129.5	$120.9	(7%)	4%
Retail Services	20.8	24.8	23.3	26.0	20.0	(23%)	(4%)
Average loans(1)
Branded Cards	$96.8	$99.8	$103.2	$106.6	$107.5	1%	11%
Retail Services	48.8	49.0	50.2	51.6	51.7	-	6%
Retail Banking	38.0	40.3	42.2	43.9	45.0	3%	18%
EOP loans(1)
Branded Cards	$97.1	$103.0	$105.2	$111.1	$108.0	(3%)	11%
Retail Services	48.4	50.0	50.5	53.6	50.8	(5%)	5%
Retail Banking	39.2	41.5	43.1	44.4	45.6	3%	16%
Total revenues, net of interest expenses as a % of average loans
Branded Cards	10.36%	9.47%	9.76%	9.75%	9.88%
Retail Services	13.38%	13.45%	13.66%	12.58%	14.78%
NII as a % of average loans(2)
Branded Cards	9.36%	9.01%	9.12%	9.17%	9.30%
Retail Services	17.54%	17.44%	17.77%	16.99%	17.20%
NCLs as a % of average loans
Branded Cards	2.18%	2.47%	2.72%	3.06%	3.65%
Retail Services	4.08%	4.46%	4.53%	5.44%	6.32%
Retail Banking	0.66%	0.59%	0.59%	0.62%	0.69%
Loans 90+ days past due as a % of EOP loans
Branded Cards	0.78%	0.81%	0.92%	1.07%	1.19%
Retail Services	1.76%	1.77%	2.12%	2.36%	2.53%
Retail Banking(3)	0.42%	0.39%	0.38%	0.40%	0.35%
Loans 30-89 days past due as a % of EOP loans
Branded Cards	0.76%	0.81%	0.97%	1.03%	1.01%
Retail Services	1.66%	1.81%	2.13%	2.15%	2.18%
Retail Banking(3)	0.47%	0.57%	0.55%	0.62%	0.53%
Branches (actual)	653	653	652	647	645	-	(1%)
Mortgage originations	$3.3	$4.5	$3.9	$2.8	$3.1	11%	(6%)

(1)	Average loans, EOP loans, and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(2)	Net interest income includes certain fees that are recorded as interest revenue.
(3)	Excludes U.S. government-sponsored agency guaranteed loans.

Reclassified to conform to the current period’s presentation.

WEALTH

(In millions of dollars, except as otherwise noted)

						1Q24 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2023	2023	2023	2023	2024	4Q23	1Q23

Net interest income	$1,121	$1,113	$1,182	$1,044	$979	(6%)	(13%)
Fee revenue
Commissions and fees	305	307	302	297	344	16%	13%
Other(1)	174	207	217	210	232	10%	33%
Total fee revenue	479	514	519	507	576	14%	20%
All other(2)	166	172	154	120	140	17%	(16)%
Total non-interest revenue	645	686	673	627	716	14%	11%
Total revenues, net of interest expense	1,766	1,799	1,855	1,671	1,695	1%	(4%)
Total operating expenses	1,626	1,660	1,711	1,647	1,668	1%	3%
Net credit losses on loans	20	23	24	31	29	(6%)	45%
Credit reserve build (release) for loans	(69)	30	(19)	(27)	(190)	NM	NM
Provision (release) for credit losses on unfunded lending commitments	(6)	1	(8)	1	(8)	NM	(33%)
Provisions for benefits and claims (PBC), and other assets	(3)	-	1	(1)	(1)	-	67%
Provisions for credit losses and for PBC	(58)	54	(2)	4	(170)	NM	NM
Income from continuing operations before taxes	198	85	146	20	197	NM	(1%)
Income taxes	39	21	28	15	47	NM	21%
Income from continuing operations	159	64	118	5	150	NM	(6%)
Noncontrolling interests	-	-	-	-	-	-	-
Net income	$159	$64	$118	$5	$150	NM	(6%)
EOP assets (in billions)	$258	$241	$236	$232	$230	(1%)	(11%)
Average assets (in billions)	261	251	240	234	238	2%	(9%)
Efficiency ratio	92%	92%	92%	99%	98%	(100)bps	600 bps
Average allocated TCE (in billions)(3)	$13.4	$13.4	$13.4	$13.4	$13.2	(1%)	(1%)
RoTCE(3)	4.8%	1.9%	3.5%	0.1%	4.6%	450 bps	(20) bps

Revenue by component
Private Bank	$568	$605	$617	$542	$571	5%	1%
Wealth at Work	193	224	234	211	181	(14%)	(6%)
Citigold	1,005	970	1,004	918	943	3%	(6%)
Total	$1,766	$1,799	$1,855	$1,671	$1,695	1%	(4%)

Revenue by geography
North America	$900	$904	$953	$858	$773	(10%)	(14%)
International	866	895	902	813	922	13%	6%
Total	$1,766	$1,799	$1,855	$1,671	$1,695	1%	(4%)

Key drivers(4) (in billions of dollars)

EOP client balances
Estimated Client investment assets(5)	$459	$470	$471	$498	$515	3%	12%
Deposits	322	315	307	323	323	-	-
Loans	150	151	151	152	149	(2%)	(1%)
Total	$931	$936	$929	$973	$987	1%	6%

ACLL as a % of EOP loans	0.52%	0.54%	0.53%	0.51%	0.39%	(12) bps	(13) bps

(1)	Primarily related to fiduciary and administrative fees.
(2)	Primarily related to principal transactions revenue including FX translation.
(3)

TCE and RoTCE are non-GAAP financial measures. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE to Citi's total average TCE and Citi's total average stockholders' equity.

(4)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(5)	Includes assets under management, and trust and custody assets.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

ALL OTHER—MANAGED BASIS(1)(2)(3)
(In millions of dollars, except as otherwise noted)

						1Q24 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2023	2023	2023	2023	2024	4Q23	1Q23

Net interest income	$2,185	$2,123	$1,784	$1,564	$1,698	9%	(22%)
Non-interest revenue(4)(5)	432	390	433	468	687	47%	59%
Total revenues, net of interest expense	2,617	2,513	2,217	2,032	2,385	17%	(9%)
Total operating expenses(6)(7)(8)	2,254	2,226	2,154	4,455	2,668	(40%)	18%
Net credit losses on loans	198	199	237	236	249	6%	26%
Credit reserve build (release) for loans	(17)	74	(21)	92	(93)	NM	NM
Provision (release) for credit losses on unfunded lending commitments	(21)	(5)	(9)	(10)	(5)	50%	76%
Provisions for benefits and claims, other assets and HTM debt securities	286	(67)	(9)	142	34	(76%)	(88%)
Provisions for credit losses and for benefits and claims (PBC)	446	201	198	460	185	(60%)	(59%)
Income (loss) from continuing operations before taxes	(83)	86	(135)	(2,883)	(468)	84%	NM
Income taxes (benefits)	(291)	(10)	(54)	(642)	(5)	99%	98%
Income (loss) from continuing operations	208	96	(81)	(2,241)	(463)	79%	NM
Income (loss) from discontinued operations, net of taxes	(1)	(1)	2	(1)	(1)	—	—
Noncontrolling interests	9	—	9	(2)	(7)	NM	NM
Net income (loss)	$198	$95	$(88)	$(2,240)	$(457)	80%	NM
EOP assets (in billions)	$216	$206	$193	$196	$200	2%	(7%)
Average assets (in billions)	211	205	201	196	196	—	(7%)
Efficiency ratio	86%	89%	97%	219%	112%	NM	NM
Average allocated TCE (in billions)(9)	$28.3	$31.3	$32.5	$32.4	$25.6	(21%)	(10%)

Revenue by reporting unit and component
Mexico Consumer/SBMM	$1,294	$1,412	$1,527	$1,460	$1,571	8%	21%
Asia Consumer	503	475	289	257	254	(1%)	(50%)
Legacy Holdings Assets	8	5	(9)	(9)	(11)	(22%)	NM
Corporate/Other	812	621	410	324	571	76%	(30%)
Total	$2,617	$2,513	$2,217	$2,032	$2,385	17%	(9%)

Mexico Consumer/SBMM—key indicators (in billions of dollars)
EOP loans	$22.0	$23.9	$24.0	$25.2	$26.0	3%	18%
EOP deposits	36.7	39.0	38.3	40.2	41.0	2%	12%
Average loans	20.8	22.6	24.0	23.9	25.0	5%	20%
NCLs as a % of average loans (Mexico Consumer Only)	2.89%	2.77%	3.17%	3.24%	3.72%
Loans 90+ days past due as a % of EOP loans (Mexico Consumer only)	1.24%	1.37%	1.32%	1.35%	1.32%
Loans 30-89 days past due as a % of EOP loans (Mexico Consumer only)	1.26%	1.28%	1.33%	1.35%	1.33%

Asia Consumer—key indicators (in billions of dollars)
EOP loans	$10.0	$9.1	$8.0	$7.4	$6.5	(12%)	(35%)
EOP deposits	14.4	12.2	10.8	9.5	9.0	(5%)	(38%)
Average loans	12.1	9.5	8.6	7.8	6.9	(12%)	(43%)

Legacy Holdings Assets—key indicators (in billions of dollars)
EOP loans	$2.8	$2.7	$2.5	$2.5	$2.3	(8%)	(18%)

(1)

Includes Legacy Franchises and certain unallocated costs of global staff functions (including finance, risk, human resources, legal and compliance-related costs), other corporate expenses, and unallocated global operations and technology expenses and income taxes, as well as Corporate Treasury investment activities and discontinued operations.

(2)

Reflects results on a managed basis, which excludes divestiture-related impacts related to Citi's divestitures of its Asia consumer banking businesses and the planned divestiture of Mexico consumer banking, small business and middle-market banking within Legacy Franchises. See page 14 for additional information.

(3)	Certain of the results of operations of All Other—managed basis are non-GAAP financial measures. See page 14 for additional information.
(4)	See footnote 2 on page 14.
(5)	See footnote 4 on page 14.
(6)	See footnote 3 on page 14.
(7)	See footnote 5 on page 14.
(8)	See footnote 6 on page 14.
(9)	TCE is a non-GAAP financial measure. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

ALL OTHER—MANAGED BASIS(1)(2)

Legacy Franchises(3)

(In millions of dollars, except as otherwise noted)

						1Q24 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2023	2023	2023	2023	2024	4Q23	1Q23

Net interest income	$1,236	$1,288	$1,245	$1,164	$1,268	9%	3%
Non-interest revenue(4)(5)	569	604	562	544	546	-	(4%)
Total revenues, net of interest expense	1,805	1,892	1,807	1,708	1,814	6%	-
Total operating expenses(6)(7)(8)	1,661	1,682	1,653	1,614	1,588	(2%)	(4%)
Net credit losses on loans	198	199	237	236	249	6%	26%
Credit reserve build (release) for loans	(17)	74	(21)	92	(93)	NM	NM
Provision (release) for credit losses on unfunded lending commitments	(21)	(5)	(9)	(10)	(5)	50%	76%
Provisions for benefits and claims (PBC), other assets and HTM debt securities	175	46	(8)	153	36	(76%)	(79%)
Provisions for credit losses and for PBC	335	314	199	471	187	(60%)	(44%)
Income (loss) from continuing operations before taxes	(191)	(104)	(45)	(377)	39	NM	NM
Income taxes (benefits)	(160)	(64)	23	(113)	28	NM	NM
Income (loss) from continuing operations	(31)	(40)	(68)	(264)	11	NM	NM
Noncontrolling interests	2	3	2	1	2	100%	-
Net income (loss)	$(33)	$(43)	$(70)	$(265)	$9	NM	NM
EOP assets (in billions)	$90	$88	$75	$75	$78	4%	(13%)
Average assets (in billions)	93	88	81	76	76	-	(18%)
Efficiency ratio	92%	89%	91%	94%	88%	(600) bps	(400) bps
Allocated TCE (in billions)(9)	$10.0	$10.0	$10.0	$10.0	$6.2	(38%)	(38%)

Revenue by reporting unit and component
Mexico Consumer/SBMM	$1,294	$1,412	$1,527	$1,460	$1,571	8%	21%
Asia Consumer	503	475	289	257	254	(1%)	(50%)
Legacy Holdings Assets	8	5	(9)	(9)	(11)	(22%)	NM
Total	$1,805	$1,892	$1,807	$1,708	$1,814	6%	-

Mexico Consumer/SBMM – key indicators (in billions of dollars)
EOP loans	$22.0	$23.9	$24.0	$25.2	$26.0	3%	18%
EOP deposits	36.7	39.0	38.3	40.2	41.0	2%	12%
Average loans	20.8	22.6	24.0	23.9	25.0	5%	20%
NCLs as a % of average loans (Mexico Consumer Only)	2.89%	2.77%	3.17%	3.24%	3.72%
Loans 90+ days past due as a % of EOP loans (Mexico Consumer only)	1.24%	1.37%	1.32%	1.35%	1.32%
Loans 30-89 days past due as a % of EOP loans (Mexico Consumer only)	1.26%	1.28%	1.33%	1.35%	1.33%

Asia Consumer - key indicators (in billions of dollars)
EOP loans	$10.0	$9.1	$8.0	$7.4	$6.5	(12%)	(35%)
EOP deposits	14.4	12.2	10.8	9.5	9.0	(5%)	(38%)
Average loans	12.1	9.5	8.6	7.8	6.9	(12%)	(43%)

Legacy Holdings Assets - key indicators (in billions of dollars)
EOP loans	$2.8	$2.7	$2.5	$2.5	$2.3	(8%)	(18%)

(1)

Reflects results on a managed basis, which excludes divestiture-related impacts related to Citi's divestitures of its Asia consumer banking businesses and the planned divestiture of Mexico consumer banking, small business and middle-market banking within Legacy Franchises. See page 14 for additional information.

(2)	Certain of the results of operations of All Other—managed basis are non-GAAP financial measures. See page 14 for additional information.
(3)

Legacy Franchises consists of the consumer franchises in 13 markets across Asia, Poland and Russia that Citi intends to exit or has exited (Asia Consumer); the consumer, small business and middle-market banking operations in Mexico (collectively Mexico Consumer/SBMM); and Legacy Holdings Assets (primarily North America consumer mortgage loans and other legacy assets).

(4)	See footnote 2 on page 14.
(5)	See footnote 4 on page 14.
(6)	See footnote 3 on page 14.
(7)	See footnote 5 on page 14.
(8)	See footnote 6 on page 14.
(9)	TCE is a non-GAAP financial measure. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

ALL OTHER

Corporate/Other(1)

(In millions of dollars, except as otherwise noted)

						1Q24 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2023	2023	2023	2023	2024	4Q23	1Q23

Net interest income	$949	$835	$539	$400	$430	8%	(55%)
Non-interest revenue	(137)	(214)	(129)	(76)	141	NM	NM

Total revenues, net of interest expense	812	621	410	324	571	76%	(30%)

Total operating expenses	593	544	501	2,841	1,080	(62%)	82%
Provisions for other assets and HTM debt securities	111	(113)	(1)	(11)	(2)	82%	NM
Income (loss) from continuing operations before taxes	108	190	(90)	(2,506)	(507)	80%	NM
Income taxes (benefits)	(131)	54	(77)	(529)	(33)	94%	75%
Income (loss) from continuing operations	239	136	(13)	(1,977)	(474)	76%	NM
Income (loss) from discontinued operations, net of taxes	(1)	(1)	2	(1)	(1)	-	-
Noncontrolling interests	7	(3)	7	(3)	(9)	NM	NM
Net income (loss)	$231	$138	$(18)	$(1,975)	$(466)	76%	NM

EOP assets (in billions)	$126	$118	$118	$121	$122	1%	(3%)
Average allocated TCE (in billions)(2)	18.3	21.3	22.5	22.4	19.4	-	6%

(1)	Includes certain unallocated costs of global staff functions (including finance, risk, human resources, legal and compliance-related costs), other corporate expenses and unallocated global operations and technology expenses and income taxes, as well as Corporate Treasury investment activities and discontinued operations.
(2)	TCE is a non-GAAP financial measure. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

ALL OTHER

RECONCILING ITEMS(1)

Divestiture-Related Impacts

(In millions of dollars, except as otherwise noted)

						1Q24 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2023	2023	2023	2023	2024	4Q23	1Q23

Net interest income	$-	$-	$-	$-	$-	-	-
Non-interest revenue(2)(4)	1,018	(6)	396	(62)	(12)	81%	NM
Total revenues, net of interest expense	1,018	(6)	396	(62)	(12)	81%	NM
Total operating expenses(3)(5)(6)	73	79	114	106	110	4%	51%
Net credit losses on loans	(12)	(8)	(19)	33	11	(67%)	NM
Credit reserve build (release) for loans	3	(3)	2	(63)	-	100%	(100%)
Provision (release) for credit losses on unfunded lending commitments	1	(1)	-	-	-	-	(100%)
Provisions for benefits and claims, other assets and HTM debt securities	-	-	-	-	-	-	-
Provisions for credit losses and for benefits and claims (PBC)	(8)	(12)	(17)	(30)	11	NM	NM
Income (loss) from continuing operations before taxes	953	(73)	299	(138)	(133)	4%	NM
Income taxes (benefits)	305	19	85	(27)	(39)	(44%)	NM
Income (loss) from continuing operations	648	(92)	214	(111)	(94)	15%	NM
Income (loss) from discontinued operations, net of taxes	-	-	-	-	-	-	-
Noncontrolling interests	-	-	-	-	-	-	-
Net income (loss)	$648	$(92)	$214	$(111)	$(94)	15%	NM

(1)	Reconciling Items consist of the divestiture-related impacts excluded from the results of All Other, as well as All Other—Legacy Franchises on a managed basis. The Reconciling Items are fully reflected in Citi's Consolidated Statement of Income on page 2 for each respective line item.
(2)	1Q23 includes an approximate $1.059 billion gain on sale recorded in revenue (approximately $727 million after various taxes) related to Citi's sale of the India consumer banking business. For additional information, see Citi's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023.
(3)	2Q23 includes approximately $79 million in expenses (approximately $57 million after-tax), primarily related to separation costs in Mexico and severance costs in Asia exit markets. For additional information, see Citi's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023.
(4)	3Q23 includes an approximate $403 million gain on sale recorded in revenue (approximately $284 million after various taxes) related to Citi's sale of the Taiwan consumer banking business. For additional information, see Citi's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023.
(5)	4Q23 includes approximately $106 million in operating expenses (approximately $75 million after-tax), primarily related to separation costs in Mexico and severance costs in the Asia exit markets. For additional information, see Citi's Annual Report on Form 10-K for the year ended December 31, 2023.
(6)	1Q24 includes approximately $110 million in operating expenses (approximately $77 million after-tax), primarily related to separation costs in Mexico and severance costs in the Asia exit markets.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

AVERAGE BALANCES AND INTEREST RATES(1)(2)(3)(4)(5)

Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate (4)

(In millions of dollars), except as otherwise noted	1Q23	4Q23	1Q24(5)	1Q23	4Q23	1Q24(5)	1Q23		4Q23		1Q24(5)
Assets
Deposits with banks	$328,141	$251,723	$251,928	$3,031	$2,513	$2,647	3.75%		3.96%		4.23%
Securities borrowed and purchased under resale agreements(6)	368,049	357,058	358,699	5,174	8,096	7,822	5.70%		9.00%		8.77%
Trading account assets(7)	298,824	354,090	369,681	2,748	4,067	4,128	3.73%		4.56%		4.49%
Investments	516,524	516,272	516,121	4,159	4,993	4,857	3.27%		3.84%		3.78%
Consumer loans	363,669	380,430	381,800	8,624	9,669	9,798	9.62%		10.08%		10.32%
Corporate loans	290,068	294,242	296,955	4,687	5,832	5,759	6.55%		7.86%		7.80%
Total loans (net of unearned income)(8)	653,737	674,672	678,755	13,311	15,501	15,557	8.26%		9.12%		9.22%
Other interest-earning assets	87,758	76,483	75,001	1,016	1,230	1,235	4.70%		6.38%		6.62%
Total average interest-earning assets	$2,253,033	$2,230,298	$2,250,185	$29,439	$36,400	$36,246	5.30%		6.48%		6.48%

Liabilities
Deposits	$1,147,176	$1,124,798	$1,132,197	$7,708	$10,235	$10,411	2.72%		3.61%		3.70%
Securities loaned and sold under repurchase agreements(6)	223,708	288,144	310,540	3,566	6,830	6,966	6.46%		9.40%		9.02%
Trading account liabilities(7)	129,361	106,399	103,674	787	878	831	2.47%		3.27%		3.22%
Short-term borrowings and other interest-bearing liabilities	144,022	116,054	108,600	1,649	2,056	1,956	4.64%		7.03%		7.24%
Long-term debt(9)	170,533	165,349	168,628	2,337	2,556	2,552	5.56%		6.13%		6.09%
Total average interest-bearing liabilities	$1,814,800	$1,800,744	$1,823,639	$16,047	$22,555	$22,716	3.59%		4.97%		5.01%

Net interest income as a % of average interest-earning assets (NIM)(9)				$13,392	$13,845	$13,530	2.41%		2.46%		2.42%

1Q24 increase (decrease) from:							1	bps	(4)	bps

(1)	Interest income and Net interest income include the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 21%) of $44 million for 1Q23, $21 million for 4Q23 and $23 million for 1Q24.
(2)	Citigroup average balances and interest rates include both domestic and international operations.
(3)	Monthly averages have been used by certain subsidiaries where daily averages are unavailable.
(4)	Average rate percentage is calculated as annualized interest over average volumes.
(5)	1Q24 is preliminary.
(6)	Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of ASU 2013-01 (Topic 210).
(7)	Interest expense on Trading account liabilities of Services, Markets, and Banking is reported as a reduction of Interest income. Interest income and Interest expense on cash collateral positions are reported in Trading account assets and Trading account liabilities, respectively.
(8)	Nonperforming loans are included in the average loan balances.
(9)	Excludes hybrid financial instruments with changes in fair value recorded in Principal transactions revenue.

Reclassified to conform to the current period's presentation.

EOP LOANS(1)(2)

(In billions of dollars)

						1Q24 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2023	2023	2023	2023	2024	4Q23	1Q23

Corporate loans by region
North America	$125.1	$121.7	$123.0	$128.9	$122.9	(5%)	(2%)
International	163.2	164.3	165.6	171.3	169.9	(1%)	4%
Total corporate loans	$288.3	$286.0	$288.6	$300.2	$292.8	(2%)	2%

Corporate loans by segment and reporting unit
Services	$80.1	$83.6	$83.5	$84.7	$80.5	(5%)	-
Markets	111.4	107.1	112.1	122.2	118.6	(3%)	6%
Banking	91.1	89.2	86.8	86.8	87.3	1%	(4%)
All Other - Legacy Franchises - Mexico SBMM	5.7	6.1	6.2	6.5	6.4	(2%)	12%
Total corporate loans	$288.3	$286.0	$288.6	$300.2	$292.8	(2%)	2%

USPB
Branded Cards	$97.1	$103.0	$105.2	$111.1	$108.0	(3%)	11%
Retail Services	48.4	50.0	50.5	53.6	50.8	(5%)	5%
Retail Banking	39.2	41.5	43.1	44.4	45.6	3%	16%
Total	$184.7	$194.5	$198.8	$209.1	$204.4	(2%)	11%

Wealth by region
North America	$98.9	$99.5	$101.1	$101.6	$100.0	(2%)	1%
International	51.0	51.0	49.5	49.9	49.0	(2%)	(4%)
Total	$149.9	$150.5	$150.6	$151.5	$149.0	(2%)	(1%)

All Other - Consumer
Mexico Consumer	$16.3	$17.8	$17.8	$18.7	$19.6	5%	20%
Asia Consumer(3)	10.0	9.1	8.0	7.4	6.5	(12%)	(35%)
Legacy Holdings Assets	2.8	2.7	2.5	2.5	2.3	(8%)	(18%)
Total	$29.1	$29.6	$28.3	$28.6	$28.4	(1%)	(2%)

Total consumer loans	$363.7	$374.6	$377.7	$389.2	$381.8	(2%)	5%

Total loans - EOP	$652.0	$660.6	$666.3	$689.4	$674.6	(2%)	3%

Total loans - average	$653.7	$653.6	$662.3	$674.7	$678.8	1%	4%

NCLs as a % of total average loans	0.81%	0.92%	0.98%	1.17%	1.36%	19 bps	55 bps

(1)	Corporate loans include loans managed by Services, Markets, Banking, and All Other—Legacy Franchises—Mexico SBMM that are included in Corporate loans.
(2)

Consumer loans include loans managed by USPB, Wealth, and All Other—Legacy Franchises (other than Mexico small business and middle-market banking (Mexico SBMM) loans) that are included in Consumer loans.

(3)	Asia Consumer also includes loans in Poland and Russia.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

EOP DEPOSITS

(In billions of dollars)

						1Q24 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2023	2023	2023	2023	2024	4Q23	1Q23
Services, Markets, and Banking by region
North America	$394.7	$393.3	$371.6	$371.1	$375.7	1%	(5%)
International	426.1	426.5	412.3	431.8	436.0	1%	2%
Total	$820.8	$819.8	$783.9	$802.9	$811.7	1%	(1%)

Treasury and Trade Solutions	$672.5	$673.2	$644.8	$661.5	$662.1	-	(2%)
Securities Services	124.2	124.4	113.7	119.9	125.3	5%	1%
Services	$796.7	$797.6	$758.5	$781.4	$787.4	1%	(1%)
Markets	22.8	21.3	24.5	20.8	23.6	13%	4%
Banking	1.3	0.9	0.9	0.7	0.7	-	(46%)
Total	$820.8	$819.8	$783.9	$802.9	$811.7	1%	(1%)

USPB	$114.7	$112.3	$108.9	$103.2	$99.6	(3%)	(13%)

Wealth
North America	$192.6	$184.7	$183.8	$196.2	$196.0	-	2%
International	129.6	129.8	123.6	126.5	127.2	1%	(2%)
Total	$322.2	$314.5	$307.4	$322.7	$323.2	-	-

All Other
Legacy Franchises
Mexico Consumer	$29.1	$30.6	$29.6	$31.9	$31.8	-	9%
Mexico SBMM—corporate	7.6	8.4	8.7	8.3	9.2	11%	21%
Asia Consumer(1)	14.4	12.2	10.8	9.5	9.0	(5%)	(38%)
Legacy Holdings Assets	-	-	-	-	-	-	-
Corporate/Other	21.7	22.1	24.2	30.2	22.7	(25%)	5%
Total	$72.8	$73.3	$73.3	$79.9	$72.7	(9%)	-

Total deposits - EOP	$1,330.5	$1,319.9	$1,273.5	$1,308.7	$1,307.2	-	(2%)

Total deposits - average	$1,363.2	$1,338.2	$1,315.1	$1,319.7	$1,326.4	1%	(3%)

(1)	Asia Consumer also includes deposits of Poland and Russia.

NMNot meaningful.

Reclassified to conform to the current period's presentation.

ALLOWANCE FOR CREDIT LOSSES (ACL) ROLLFORWARD

(In millions of dollars, except ratios)

									Builds			ACLL/EOP
	Balance	Builds (Releases)					FY 2023	Balance	(Releases)	1Q24	Balance	Loans
	12/31/22	1Q23	2Q23	3Q23	4Q23	FY 2023	FX/Other(1)	12/31/23	1Q24	FX/Other	3/31/24	3/31/24

Allowance for credit losses on loans (ACLL)
Services	$356	$(72)	$(14)	$6	$127	$47	$(6)	$397	$34	$-	$431
Markets	633	64	(23)	119	41	201	(15)	819	120	1	940
Banking	1,746	(50)	(110)	(22)	(163)	(345)	(24)	1,377	(89)	(3)	1,285
Legacy Franchises corporate (Mexico SBMM)	120	(27)	(5)	(1)	1	(32)	33	121	(8)	3	116

Total corporate ACLL	$2,855	$(85)	$(152)	$102	$6	$(129)	$(12)	$2,714	$57	$1	$2,772	0.97%
U.S. Cards	$11,393	$536	$276	$128	$466	$1,406	$(173)	$12,626	$326	$(1)	$12,951	8.16%
Retail Banking	447	40	27	(14)	5	58	(29)	476	11	-	487
Total USPB	$11,840	$576	$303	$114	$471	$1,464	$(202)	$13,102	$337	$(1)	$13,438
Wealth	883	(69)	30	(19)	(27)	(85)	(30)	768	(190)	(2)	576
All Other—consumer	1,396	13	76	(18)	28	99	66	1,561	(85)	34	1,510
Total consumer ACLL	$14,119	$520	$409	$77	$472	$1,478	$(166)	$15,431	$62	$31	$15,524	4.07%

Total ACLL	$16,974	$435	$257	$179	$478	$1,349	$(178)	$18,145	$119	$32	$18,296	2.75%
Allowance for credit losses on unfunded lending commitments (ACLUC)	$2,151	$(194)	$(96)	$(54)	$(81)	$(425)	$2	$1,728	$(98)	$(1)	$1,629
Total ACLL and ACLUC (EOP)	19,125							19,873			19,925
Other(2)	243	408	145	53	1,132	1,738	(98)	1,883	14	(69)	1,828
Total allowance for credit losses (ACL)	$19,368	$649	$306	$178	$1,529	$2,662	$(274)	$21,756	$35	$(38)	$21,753

(1)	Includes the January 1, 2023 opening adjustment related to the adoption of ASU No. 2022-02, Financial Instruments - Credit Losses (Topic 326): TDRs and Vintage Disclosures. See page 19.
(2)	Includes ACL activity on HTM securities and Other assets.

Reclassified to conform to the current period's presentation.

ALLOWANCE FOR CREDIT LOSSES ON LOANS (ACLL) AND UNFUNDED LENDING COMMITMENTS (ACLUC)

(In millions of dollars)

						1Q24 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2023	2023	2023	2023	2024	4Q23	1Q23
Total Citigroup
Allowance for credit losses on loans (ACLL) at beginning of period	$16,974	$17,169	$17,496	$17,629	$18,145	3%	7%
Adjustment to opening balance
Financial instruments—TDRs and Vintage Disclosures(1)	(352)	-	-	-	-
Adjusted ACLL at beginning of period	16,622	17,169	17,496	17,629	18,145	3%	9%
Gross credit (losses) on loans	(1,634)	(1,879)	(2,000)	(2,368)	(2,690)	(14%)	(65%)
Gross recoveries on loans	332	375	363	374	387	3%	17%
Net credit (losses) / recoveries on loans (NCLs)	(1,302)	(1,504)	(1,637)	(1,994)	(2,303)	15%	77%
Replenishment of NCLs	1,302	1,504	1,637	1,994	2,303	15%	77%
Net reserve builds / (releases) for loans	435	257	179	478	119	(75%)	(73%)
Provision for credit losses on loans (PCLL)	1,737	1,761	1,816	2,472	2,422	(2%)	39%
Other, net(2)(3)(4)(5)(6)(7)	112	70	(46)	38	32	(16%)	(71%)
ACLL at end of period (a)	$17,169	$17,496	$17,629	$18,145	$18,296	1%	7%

Allowance for credit losses on unfunded lending commitments (ACLUC)(8) (a)	$1,959	$1,862	$1,806	$1,728	$1,629	(6%)	(17%)

Provision (release) for credit losses on unfunded lending commitments	$(194)	$(96)	$(54)	$(81)	$(98)	(21%)	49%

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (a)]	$19,128	$19,358	$19,435	$19,873	$19,925	-	4%

Total ACLL as a percentage of total loans(9)	2.65%	2.67%	2.68%	2.66%	2.75%	9 bps	10 bps

Consumer
ACLL at beginning of period	$14,119	$14,389	$14,866	$14,912	$15,431	3%	9%
Adjustments to opening balance
Financial instruments—TDRs and Vintage Disclosures(1)	(352)	-	-	-	-
Adjusted ACLL at beginning of period	13,767	14,389	14,866	14,912	15,431	3%	12%

NCLs	(1,280)	(1,429)	(1,579)	(1,899)	(2,139)	13%	67%
Replenishment of NCLs	1,280	1,429	1,579	1,899	2,139	13%	67%
Net reserve builds / (releases) for loans	520	409	77	472	62	(87%)	(88%)
Provision for credit losses on loans (PCLL)	1,800	1,838	1,656	2,371	2,201	(7%)	22%
Other, net(2)(3)(4)(5)(6)(7)	102	68	(31)	47	31	(34%)	(70%)
ACLL at end of period (b)	$14,389	$14,866	$14,912	$15,431	$15,524	1%	8%

Consumer ACLUC(8) (b)	$101	$88	$65	$62	$46	(26%)	(54%)

Provision (release) for credit losses on unfunded lending commitments	$(17)	$(4)	$(20)	$(5)	$(15)	NM	12%

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (b)]	$14,490	$14,954	$14,977	$15,493	$15,570	-	7%

Consumer ACLL as a percentage of total consumer loans	3.96%	3.97%	3.95%	3.97%	4.07%	10 bps	11 bps

Corporate
ACLL at beginning of period	$2,855	$2,780	$2,630	$2,717	$2,714	-	(5%)

NCLs	(22)	(75)	(58)	(95)	(164)	73%	NM
Replenishment of NCLs	22	75	58	95	164	73%	NM
Net reserve builds / (releases) for loans	(85)	(152)	102	6	57	NM	NM
Provision for credit losses on loans (PCLL)	(63)	(77)	160	101	221	NM	NM
Other, net(2)	10	2	(15)	(9)	1	NM	(90%)
ACLL at end of period (c)	$2,780	$2,630	$2,717	$2,714	$2,772	2%	-

Corporate ACLUC(8) (c)	$1,858	$1,774	$1,741	$1,666	$1,583	(5%)	(15%)

Provision (release) for credit losses on unfunded lending commitments	$(177)	$(92)	$(34)	$(76)	$(83)	(9%)	53%

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (c)]	$4,638	$4,404	$4,458	$4,380	$4,355	(1%)	(6%)

Corporate ACLL as a percentage of total corporate loans(9)	0.98%	0.94%	0.97%	0.93%	0.97%	4 bps	(1) bps

Footnotes to this table are on the following page (page 20).

ALLOWANCE FOR CREDIT LOSSES ON LOANS (ACLL) AND UNFUNDED LENDING COMMITMENTS (ACLUC)

The following footnotes relate to the table on the preceding page (page 19):

(1)	Includes the January 1, 2023 opening adjustment related to the adoption of ASU No. 2022-02, Financial Instruments—Credit Losses (Topic 326): TDRs and Vintage Disclosures. See page 19.
(2)	Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, dispositions, securitizations, foreign currency translation (FX translation), purchase accounting adjustments, etc.
(3)	4Q22 primarily relates to FX translation.
(4)	1Q23 primarily relates to FX translation.
(5)	2Q23 primarily relates to FX translation.
(6)	3Q23 primarily relates to FX translation.
(7)	4Q23 primarily relates to FX translation.
(8)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.
(9)	Excludes loans that are carried at fair value of $5.1 billion, $5.8 billion, $7.4 billion $7.6 billion, and $8.8 billion at March 31, 2023, June 30, 2023, September 30, 2023, December 31, 2023, and March 31, 2024, respectively.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

NON-ACCRUAL ASSETS

(In millions of dollars)

						1Q24 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2023	2023	2023	2023	2024	4Q23	1Q23

Corporate non-accrual loans by region(1)
North America	$285	$358	$934	$978	$874	(11%)	NM
International	928	903	1,041	904	615	(32%)	(34%)
Total	$1,213	$1,261	$1,975	$1,882	$1,489	(21%)	23%

Corporate non-accrual loans by segment and component(1)
Banking	$833	$798	$953	$799	$606	(24%)	(27%)
Services	133	123	94	103	27	(74%)	(80%)
Markets	38	133	735	791	686	(13%)	NM
Mexico SBMM	209	207	193	189	170	(10%)	(19%)
Total	$1,213	$1,261	$1,975	$1,882	$1,489	(21%)	23%

Consumer non-accrual loans(1)
USPB	$287	$276	$280	$291	$290	-	1%
Wealth	321	260	287	288	276	(4%)	(14%)
Mexico Consumer	480	498	463	479	465	(3%)	(3%)
Asia Consumer(2)	29	24	25	22	23	5%	(21%)
Legacy Holdings Assets - Consumer	278	263	247	235	227	(3%)	(18%)
Total	$1,395	$1,321	$1,302	$1,315	$1,281	(3%)	(8%)

Total non-accrual loans (NAL)	$2,608	$2,582	$3,277	$3,197	$2,770	(13%)	6%

Other real estate owned (OREO)(3)	$21	$31	$37	$36	$26	(28%)	24%

NAL as a percentage of total loans	0.40%	0.39%	0.49%	0.46%	0.41%	(5) bps	1 bps

ACLL as a percentage of NAL	658%	678%	538%	568%	661%

(1)

Corporate loans are placed on non-accrual status based on a review by Citigroup's risk officers. Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for consumer loans: consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency. As such, the non-accrual loan disclosures do not include credit card loans. The balances above represent non-accrual loans within Consumer loans and Corporate loans on the Consolidated Balance Sheet.

(2)	Asia Consumer also includes Non-accrual assets of Poland and Russia.
(3)

Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral. Also includes former premises and property for use that is no longer contemplated.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

COMMON EQUITY TIER 1 (CET1) CAPITAL AND SUPPLEMENTARY LEVERAGE RATIOS,

TANGIBLE COMMON EQUITY, COMMON EQUITY, BOOK VALUE

PER SHARE AND TANGIBLE BOOK VALUE PER SHARE (TBVPS)

(In millions of dollars or shares, except per share amounts and ratios)

	March 31,	June 30,	September 30,	December 31,	March 31,
CET1 Capital and Ratio and Components (1)	2023	2023	2023	2023	2024(2)
Citigroup common stockholders' equity (3)	$188,186	$188,610	$190,134	$187,937	$189,059
Add: qualifying noncontrolling interests	207	209	193	153	159
Regulatory capital adjustments and deductions:
Add:
CECL transition provision (4)	1,514	1,514	1,514	1,514	757
Less:
Accumulated net unrealized gains (losses) on cash flow hedges, net of tax	(2,161)	(1,990)	(1,259)	(1,406)	(914)
Cumulative unrealized net gain (loss) related to changes in fair value of financial liabilities attributable to own creditworthiness, net of tax	1,037	307	625	(410)	(1,031)
Intangible assets:
Goodwill, net of related deferred tax liabilities (DTLs)(5)	18,844	18,933	18,552	18,778	18,647
Identifiable intangible assets other than mortgage servicing rights (MSRs), net of related DTLs	3,607	3,531	3,444	3,349	3,258
Defined benefit pension plan net assets; other	1,999	2,020	1,340	1,317	1,386
Deferred tax assets (DTAs) arising from net operating loss, foreign tax credit and general business credit carry-forwards(6)	11,783	11,461	11,219	12,075	11,936
Excess over 10% / 15% limitations for other DTAs, certain common stock investments and MSRs(6)(8)	1,045	1,828	1,786	2,306	3,551
CET1 Capital	$153,753	$154,243	$156,134	$153,595	$153,142
Risk-Weighted Assets (RWA)(4)	$1,144,359	$1,153,450	$1,148,550	$1,148,608	$1,137,050
CET1 Capital ratio (CET1/RWA)	13.44%	13.37%	13.59%	13.37%	13.5%

Supplementary Leverage Ratio and Components
CET1(4)	$153,753	$154,243	$156,134	$153,595	$153,142
Additional Tier 1 Capital (AT1)(7)	21,496	21,500	20,744	18,909	18,923
Total Tier 1 Capital (T1C) (CET1 + AT1)	$175,249	$175,743	$176,878	$172,504	$172,065
Total Leverage Exposure (TLE)(4)	$2,939,744	$2,943,546	$2,927,392	$2,964,954	$2,949,960
Supplementary Leverage ratio (T1C/TLE)	5.96%	5.97%	6.04%	5.82%	5.8%

Tangible Common Equity, Book Value and Tangible Book Value Per Share
Common stockholders' equity	$188,050	$188,474	$190,008	$187,853	$188,985
Less:
Goodwill	19,882	19,998	19,829	20,098	20,042
Intangible assets (other than MSRs)	3,974	3,895	3,811	3,730	3,636
Goodwill and identifiable intangible assets (other than MSRs) related to assets HFS	246	246	49	-	-
Tangible common equity (TCE)(9)	$163,948	$164,335	$166,319	$164,025	$165,307
Common shares outstanding (CSO)	1,946.8	1,925.7	1,913.9	1,903.1	1,907.4
Book value per share (common equity/CSO)	$96.59	$97.87	$99.28	$98.71	$99.08
Tangible book value per share (TCE/CSO)(9)	$84.21	$85.34	$86.90	$86.19	$86.67

Average TCE (in billions of dollars)(9)
Services	$23.0	$23.0	$23.0	$23.0	$24.9
Markets	53.1	53.1	53.1	53.1	54.0
Banking	21.4	21.4	21.4	21.4	21.8
USPB	21.9	21.9	21.9	21.9	25.2
Wealth	13.4	13.4	13.4	13.4	13.2
All Other	28.3	31.3	32.5	32.4	25.6
Total Citi average TCE	$161.1	$164.1	$165.3	$165.2	$164.7

Plus:
Average goodwill	$18.7	$20.0	$19.9	$20.4	$19.6
Average intangible assets (other than MSRs)	3.9	3.9	3.9	3.8	3.7
Average goodwill and identifiable intangible assets (other than MSRs) related to assets HFS	0.4	0.2	0.1	-	-
Total Citi average common stockholders' equity (in billions of dollars)	$184.1	$188.2	$189.2	$189.4	$188.0

(1)	See footnote 7 on page 1.
(2)	March 31, 2024 is preliminary.
(3)	Excludes issuance costs related to outstanding preferred stock in accordance with Federal Reserve Board regulatory reporting requirements.
(4)	See footnote 8 on page 1.
(5)	Includes goodwill “embedded” in the valuation of significant common stock investments in unconsolidated financial institutions.
(6)

Represents deferred tax excludable from Basel III CET1 Capital, which includes net DTAs arising from net operating loss, foreign tax credit, and general business credit tax carry-forwards and DTAs arising from timing differences (future deductions) that are deducted from CET1 capital exceeding the 10% limitation.

(7)	Additional Tier 1 Capital primarily includes qualifying noncumulative perpetual preferred stock and qualifying trust preferred securities.
(8)

Assets subject to 10% / 15% limitations include MSRs, DTAs arising from temporary differences, and significant common stock investments in unconsolidated financial institutions. For all periods presented, the deduction related only to DTAs arising from temporary differences that exceeded the 10% limitation.

(9)	TCE and TBVPS are non-GAAP financial measures.

Reclassified to conform to the current period's presentation.